UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 22, 2026
Vistagen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
343 Allerton Ave.
South San Francisco, California 94080
(Address of principal executive offices)
(650) 577-3600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01 Other Events

On September 22, 2026, Vistagen Therapeutics, Inc. (the “Company”) issued a press release to announce preliminary positive data from the open-label extension (“OLE”) portion of its PALISADE-4 Phase 3 study of fasedienol for the acute treatment of social anxiety disorder. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Forward-looking Statements

This Current Report on Form 8-K and the exhibit filed herewith contains certain forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding indications of improvements observed over time by patients in the OLE portion of PALISADE-4; the ability of preliminary findings from the OLE portion of PALISADE-4 to support potential clinical meaningfulness; indications of safety data from the OLE portion of PALISADE-4; the Company’s belief that the results of the PALISADE-4 OLE are consistent with, supportive of, or complementary to previously reported fasedienol clinical data; the Company’s other beliefs about the understandings drawn from the preliminary OLE data and other fasedienol clinical studies; the Company’s plans to meet with the U.S. Food and Drug Administration (“FDA”) during the current quarter and the potential regulatory path forward for fasedienol; and the Company’s belief that its fasedienol development program could support a potential New Drug Application submission to the FDA for the acute treatment of social anxiety disorder. These forward-looking statements involve known and unknown risks that are difficult to predict and include all matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “project,” “outlook,” “strategy,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “strive,” “goal,” “continue,” “likely,” “will,” “would,” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Vistagen and its management, are inherently uncertain. Risks that may impact the outcome of these forward-looking statements are more fully discussed in the section entitled “Risk Factors” in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2026, Annual Report on Form 10-K for the fiscal year ended March 31, 2026, as well as discussions of potential risks, uncertainties, and other important factors in our other filings with the SEC. The Company's SEC filings are available on the SEC's website at www.sec.gov. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this report and should not be relied upon as representing the Company's views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements other than as may be required by law. If the Company does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits Index

Exhibit No.	Description

99.1	Press Release issued by Vistagen Therapeutics, Inc., dated September 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistagen Therapeutics, Inc.

Date: September 22, 2026	By:	/s/ Shawn K. Singh
Shawn K. Singh President and Chief Executive Officer